THE MILESTONE FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE MILESTONE FUNDS, a Delaware statutory trust, (the “Trust”) constitutes and appoints Susan J. Penry-Williams as my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or her substitutes may do or cause to be done by virtue hereof.

Effective as of the date indicated below, the undersigned Trustee hereby revokes any powers of attorney in effect before this date that relate to the actions described herein.

DATED this 12th day of February 2007.

___________________________________
/s/ Janet Tiebout Hanson

THE MILESTONE FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE MILESTONE FUNDS, a Delaware statutory trust, (the “Trust”) constitutes and appoints Susan J. Penry-Williams as my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or her substitutes may do or cause to be done by virtue hereof.

Effective as of the date indicated below, the undersigned Trustee hereby revokes any powers of attorney in effect before this date that relate to the actions described herein.

DATED this 12th day of February 2007.

___________________________________
/s/ John D. Gilliam

THE MILESTONE FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE MILESTONE FUNDS, a Delaware statutory trust, (the “Trust”) constitutes and appoints Susan J. Penry-Williams as my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or her substitutes may do or cause to be done by virtue hereof.

Effective as of the date indicated below, the undersigned Trustee hereby revokes any powers of attorney in effect before this date that relate to the actions described herein.

DATED this 12th day of February 2007.

___________________________________
/s/ Allan Lee Sessoms

THE MILESTONE FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE MILESTONE FUNDS, a Delaware statutory trust, (the “Trust”) constitutes and appoints Susan J. Penry-Williams as my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or her substitutes may do or cause to be done by virtue hereof.

Effective as of the date indicated below, the undersigned Trustee hereby revokes any powers of attorney in effect before this date that relate to the actions described herein.

DATED this 12th day of February 2007.

___________________________________
/s/ Laura A. Garner

THE MILESTONE FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE MILESTONE FUNDS, a Delaware statutory trust, (the “Trust”) constitutes and appoints Susan J. Penry-Williams as my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or her substitutes may do or cause to be done by virtue hereof.

Effective as of the date indicated below, the undersigned Trustee hereby revokes any powers of attorney in effect before this date that relate to the actions described herein.

DATED this 12th day of February 2007.

___________________________________
/s/ Nicholas J. Kovich

THE MILESTONE FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE MILESTONE FUNDS, a Delaware statutory trust, (the “Trust”) constitutes and appoints Susan J. Penry-Williams as my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or her substitutes may do or cause to be done by virtue hereof.

Effective as of the date indicated below, the undersigned Trustee hereby revokes any powers of attorney in effect before this date that relate to the actions described herein.

DATED this 12th day of February 2007.

___________________________________
/s/ John Anthony Quelch